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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 August 10, 1999



                   REINSURANCE GROUP OF AMERICA, INCORPORATED
             (Exact name of registrant as specified in its charter)

                                    Missouri
                 (State or other jurisdiction of incorporation)


       1-11848                                         43-1627032
 (Commission File Number)                  (I.R S. Employer Identification No.)



        1370 Timberlake Manor Parkway, Chesterfield, Missouri 63017-6039
              (Address of principal executive offices) (zip code)


                                 (636) 736-7000
              (Registrant's telephone number, including area code)



          (Former name or former address, if changed since last report)

                     660 Mason Ridge Center Drive, Suite 300
                            St. Louis, Missouri 63141
                                 (314) 453-7300


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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         Item 3(a) of Form 8-K requires a registrant to disclose, among other things, any proceeding under state law in which a governmental agency has assumed jurisdiction over the business of the registrant's parent by leaving the existing directors and officers in possession but subject to the supervision and orders of the governmental agency. On August 10, 1999, General American Life Insurance Company ("General American") became subject to an order of administrative supervision from the Missouri Department of Insurance (the "Department"). As of August 10, 1999, General American beneficially owns approximately 64% of the outstanding voting shares and approximately 53% of all shares outstanding of Reinsurance Group of America, Incorporated (the "Company"). General American is a wholly owned subsidiary of GenAmerica Corporation, which is a wholly owned subsidiary of General American Mutual Holding Company.

         Administrative supervision is the lowest level of oversight under Missouri insurance law, and, among other things, requires General American to seek approval of the Department for major decisions or actions that are outside the ordinary course of business. The Director of the Division of Financial Regulation of the Missouri Department of Insurance has been named Administrative Supervisor of General American.

         The Company has been informed that the order of administrative supervision is confidential, and is filing this report on the assumption that disclosure may be required under Item 3(a) of Form 8-K. The Company does not have sufficient information to express an opinion as to whether the Department has assumed jurisdiction over the business of General American.

ITEM 5.  OTHER EVENTS.

         On August 13, 1999, the Company adopted a Third Amendment to the Rights Agreement dated as of May 4, 1993 between the Company and ChaseMellon Shareholder Services, L.L.C. (as successor to Boatmen's Trust Company), as Rights Agent (as amended, the "Rights Agreement"). The Third Amendment was adopted to exclude from the definition of an "Acquiring Person" (as defined in the Rights Agreement) any governmental authority, agency or official who is deemed, by virtue of a court order or exercise of insurance regulatory authority granted by applicable statute or regulation, to be the beneficial owner of the voting shares held by General American prior to the effectiveness of such court order or the exercise of such authority. A copy of the Third Amendment is attached hereto as Exhibit 4.4 and incorporated herein by reference.


ITEM 7.  EXHIBITS.

         (c) The following exhibits are filed as part of this report on Form 8-K.

         Exhibit 4.4 Form of Third Amendment to Rights Agreement, dated as of August 13, 1999, between the Company and ChaseMellon Shareholder Services, L.L.C. (as successor to Boatmen's Trust Company), as Rights Agent.

         Exhibit 99.1 Press Release issued by the Company and dated August 10, 1999, relating to the announcement by General American Life Insurance Company.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  August 25, 1999            REINSURANCE GROUP OF AMERICA,
                                  INCORPORATED

                                  By:  /s/ Jack B. Lay
                                  Name:   Jack B. Lay
                                  Title:  Executive Vice President
                                          and Chief Financial Officer


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                                  EXHIBIT INDEX

4.4      Form of Third Amendment to Rights Agreement, dated as of
         August 13, 1999, between the Company and ChaseMellon Shareholder Services, L.L.C. (as successor to Boatmen's Trust Company), as Rights Agent.

99.1 Press Release issued by the Company dated August 10, 1999 relating to the announcement by General American Life Insurance Company.